UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 3, 2013

UNIFI, INC.

(Exact name of registrant as specified in its charter)

New York (State or Other Jurisdiction of Incorporation)	1-10542 (Commission File Number)	11-2165495 (IRS Employer Identification No.)

7201 West Friendly Avenue Greensboro, North Carolina	27410
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (336) 294-4410

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.     OTHER EVENTS

On December 3, 2013, William L. Jasper, the Chairman of the Board and Chief Executive Officer of Unifi, Inc. (the “Company”), R. Roger Berrier, Jr., the Company’s President and Chief Operating Officer, and Thomas H. Caudle, Jr., the Company’s Vice President of Manufacturing, each exercised options to purchase shares of the Company’s common stock, par value $0.10 per share (the “Common Stock”) pursuant to option awards previously granted to the executives under the Company’s 1999 Long-Term Incentive Plan. Pursuant to authorization from the Company’s Board of Directors (the “Board”), and as part of the Company’s Board-approved $50 million stock repurchase program, the Company subsequently repurchased shares of Common Stock issued to these executives pursuant to the option exercises (the “Repurchases”) at a negotiated price of $25.59 per share (which is equal to the average of the closing trading prices of the Common Stock on the New York Stock Exchange for the 30 days ending December 2, 2013), as follows:

Executive	Shares Repurchased by the Company	Aggregate Purchase Price
William L. Jasper	98,249	$2,514,192
R. Roger Berrier	83,050	$2,125,250
Thomas H. Caudle, Jr.	43,921	$1,123,938

The Board (with Messrs. Jasper and Berrier abstaining) approved the Repurchases, and the Audit Committee approved them as being in accordance with the Company’s Related Person Transactions Approval Policy. Among other things considered by each of the Board and Audit Committee in approving the Repurchases were the following: (i) the repurchase price of $25.59 represents a 7.1% discount to the $27.56 closing price of the Common Stock on December 2, 2013, which is the date on which the Board and the Audit Committee considered the proposal, (ii) the Repurchases provide an opportunity for the executives to generate funds with which to effect prudent personal financial planning diversification strategies and achieve a more appropriate balance between their ownership of equity in the Company and other investments, which diversification the Board had previously indicated to the executives was acceptable; (iii) each executive confirmed that he has no intention or expectation to sell, transfer or otherwise dispose of additional shares of Common Stock in the foreseeable future, and the Board has no intention to authorize such repurchases as a routine matter; (iv) the Repurchases facilitated the orderly sale of a large number of shares of Common Stock that could have been disruptive to the trading market for the Common Stock; (v) the expected performance of the Company described below; and (vi) each executive confirmed his intention to comply with the stock ownership policy for officers that the Board had previously authorized for development, and expects to adopt in the current fiscal year, in order to enhance alignment of the officers’ personal interests with the interest of the Company’s shareholders.

The Company’s expected Adjusted EBITDA for fiscal year 2014 continues to be within the guidance previously provided of the mid- to high $50 millions, and the expected Adjusted EBITDA for the second quarter of fiscal year 2014 continues to be within the guidance previously provided of approximately $13 million.

CAUTIONARY STATEMENT ON FORWARD-LOOKING STATEMENTS

Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about the financial condition and results of operations of the Company that are based on management’s beliefs, assumptions and expectations about our future economic performance, considering the information currently available to management. The words “believe,” “may,” “could,” “will,” “should,” “would,” “anticipate,” “estimate,” “project,” “expect,” “intend,” “seek,” “strive,” and words of similar import, or the negative of such words, identify or signal the presence of forward-looking statements. These statements are not statements of historical fact; they involve risk and uncertainties that may cause our actual results, performance or financial condition to differ materially from the expectations of future results, performance or financial condition that we express or imply in any forward-looking statement.

Factors that could contribute to such differences include, but are not limited to: the competitive nature of the textile industry and the impact of worldwide competition; changes in the trade regulatory environment and governmental policies and legislation; the availability, sourcing and pricing of raw materials; general domestic and international economic and industry conditions in markets where the Company competes, such as recession and other economic and political factors over which the Company has no control; changes in consumer spending, customer preferences, fashion trends and end-uses; the financial condition of the Company’s customers; the loss of a significant customer; the success of the Company’s strategic business initiatives; the continuity of the Company’s leadership; volatility of financial and credit markets; the ability to service indebtedness and fund capital expenditures and strategic initiatives; availability of and access to credit on reasonable terms; changes in currency exchange rates, interest and inflation rates; the ability to reduce production costs; the ability to protect intellectual property; employee relations; the impact of environmental, health and safety regulations; the operating performance of joint ventures and other equity investments; and the accurate financial reporting of information from equity method investees.

All such factors are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond our control. New factors emerge from time to time, and it is not possible for management to predict all such factors or to assess the impact of each such factor on the Company. Any forward-looking statement speaks only as of the date on which such statement is made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, except as may be required by federal securities law. The above and other risks and uncertainties are described in the Company’s annual report on Form 10-K for the fiscal year ended June 30, 2013, and additional risks or uncertainties may be described from time to time in other reports filed by the Company with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIFI, INC.

By:	/S/ W. RANDY EADDY
W. Randy Eaddy
General Counsel

Dated: December 4, 2013